FIST *P1
                       SUPPLEMENT DATED DECEMBER 14, 1998
                              TO THE PROSPECTUS OF
                       FRANKLIN INVESTORS SECURITIES TRUST

                 (FIST 1 - FRANKLIN GLOBAL GOVERNMENT INCOME FUND,
            FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND,
       FRANKLIN CONVERTIBLE SECURITIES FUND, AND FRANKLIN EQUITY INCOME FUND)
                   DATED MARCH 1, 1998, AS AMENDED AUGUST 3, 1998

The prospectus is amended as follows:

I. In the section "Who Manages the Fund? - Management Team";

(a) the EQUITY FUND  is replaced with the following:

Frank  Felicelli  since the fund's  inception and Kent P. Shepherd since August
1998.

(b) the following is added to the end of the section:

Kent P. Shepherd
Vice President of Advisers

Mr. Shepherd holds undergraduate degrees in Economics and Political Science from Northwestern University and an MBA in International Finance from UCLA. In addition, Mr. Shepherd is a Chartered Financial Analyst and a Chartered Investment Counselor. Mr. Shepherd has been with the Franklin Templeton Group since 1991.

(c) and Howard M. McEldowney's general involvement with the investment strategy of the EQUITY FUND remains unchanged.

II. The following new category 12 is added to the end of the second list of sales charge waiver categories in the section "Sales Charge Waivers," found under "How Do I Buy Shares? - Sales Charge Reductions and Waivers":

12. Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

III. Distribution option 3 in the section "What Distributions Might I Receive From the Fund? - Distribution Options" is replaced with the following:

3. RECEIVE DISTRIBUTIONS IN CASH - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking or savings account, you may need a signature guarantee. If you send the money to a checking or savings account, please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."

IV. The second sentence in the section "Services to Help You Manage Your Account Automatic Investment Plan" is replaced with the following:

 Under the plan, you can have money transferred automatically from your checking or savings account to a fund each month to buy additional shares.

V. The second paragraph under "Services to Help You Manage Your Account Systematic Withdrawal Plan" is replaced with the following:

 If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking or savings account. If you choose to have the money sent to a checking or savings account, please see "Electronic Fund Transfers" below. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.

VI. The section "Services to Help You Manage Your Account - Electronic Fund Transfers - Class I Only" is replaced with the following:

ELECTRONIC FUND TRANSFERS

 You may choose to have dividend and capital gain distributions or payments under a systematic withdrawal plan sent directly to a checking or savings account. If the account is with a bank that is a member of the Automated
 Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

VII. The following definition is revised in the "Useful Terms and Definitions" section:

 CONTINGENCY  PERIOD - For Class I shares,  the 12 month  period  during which a
 Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. The holding period begins on the day you buy your shares. For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

VIII. The following paragraphs are added to the end of the section "What Are the
Risks  of   Investing   in  the  Fund?"  and  apply  to  all  funds  except  the
Short-Intermediate Fund:

 EURO. On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the Euro, which will replace the national currency for participating member countries. If the fund holds investments in countries with currencies replaced by the Euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

 The process to establish the Euro may result in market volatility. It is not possible to predict the impact of the Euro on the business or financial condition of European issuers or on the fund. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. To the extent the fund holds non-U.S. dollar (Euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S.
 dollar.

 Resources has created an interdepartmental team to handle all Euro-related changes to enable the Franklin Templeton Funds to process transactions accurately and completely with minimal disruption to business activities. While there can be no assurance that the fund will not be adversely affected, Advisers and its affiliated service providers are taking steps that they believe are reasonably designed to address the Euro issue.

                 Please keep this supplement for future reference.